PAX WORLD FUNDS TRUST II

Supplement Dated October 12, 2010
to the Prospectus dated May 19, 2010


Effective immediately, the name of the ESG Shares FTSE
Environmental Technologies (ET50) Index ETF is changed to Pax
FTSE Environmental Technologies (ET50) Index ETF.

Accordingly, each reference in the Prospectus to ESG Shares
FTSE Environmental Technologies (ET50) Index ETF is hereby replaced with Pax FTSE Environmental Technologies (ET50)
Index ETF.